                                                                Exhibit 99.1


KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)
Edward O. Sassower (ES-5823)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------x
                                            :
In re                                       :
                                            :   Chapter 11
SOLUTIA INC., ET AL.,                       :
                                            :   Case No. 03-17949 (PCB)
         Debtors.                           :
                                            :   (Jointly Administered)
                                            :
--------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises Inc.       Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

                     MONTHLY OPERATING STATEMENT FOR THE
                         MONTH OF FEBRUARY 2005 (1)
                         --------------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------x
                                            :
In re                                       :
                                            :   Chapter 11
SOLUTIA INC., ET AL.,                       :
                                            :   Case No. 03-17949 (PCB)
         Debtors.                           :
                                            :   (Jointly Administered)
                                            :
--------------------------------------------x


                     MONTHLY OPERATING STATEMENT FOR THE
                            MONTH OF FEBRUARY 2005
                            ----------------------

DEBTORS' ADDRESS:                   575 Maryville Centre Dr.
                                    St. Louis, MO 63141

DEBTORS' ATTORNEY:                  KIRKLAND & ELLIS LLP
                                    Richard M. Cieri (RC-6062)
                                    Jonathan S. Henes (JH-1979)
                                    Edward O. Sassower (ES-5823)
                                    Citigroup Center
                                    153 East 53rd Street
                                    New York, New York 10022-4675

CURRENT MONTH NET INCOME ($M):      $1

REPORT PREPARER:                    Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: March 16, 2005                          /s/ Timothy J. Spihlman
                                              -----------------------------
                                              Timothy J. Spihlman
                                              Vice President and Controller

Indicate if this is an amended statement by checking here:
                                                          -----

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                       MONTHLY DISBURSEMENTS BY DEBTOR
                       For the Month of February 2005

------------------------------------------------------------------------------

Solutia Inc.                                                $221,275,718.61
------------------------------------------------------------------------------

Solutia Business Enterprises Inc. *                         $--
------------------------------------------------------------------------------

Solutia Systems, Inc.                                       $60.00
------------------------------------------------------------------------------

Solutia Overseas, Inc.                                      $60.00
------------------------------------------------------------------------------

CPFilms Inc.                                                $8,401,438.69
------------------------------------------------------------------------------

Solutia Management Company, Inc.                            $138.00
------------------------------------------------------------------------------

Monchem International, Inc.                                 $60.00
------------------------------------------------------------------------------

Axio Research Corporation                                   $402.08
------------------------------------------------------------------------------

Solutia Investments, LLC *                                  $--
------------------------------------------------------------------------------

Beamer Road Management Company *                            $--
------------------------------------------------------------------------------

Monchem, Inc.                                               $60.00
------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $410.00
------------------------------------------------------------------------------

Solutia International Holding, LLC *                        $--
------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $17,801.06
------------------------------------------------------------------------------

Solutia Greater China, Inc.                                 $60.00
------------------------------------------------------------------------------

* These non-operating debtors had no constructive disbursements made on their behalf.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                           STATEMENT ON INSURANCE
                       For the Month of February 2005

All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)


                                                                MONTH
                                                                ENDED
                                                             FEBRUARY 28,
                                                                2005
                                                             ------------
TOTAL NET SALES                                                  $233
TOTAL COST OF GOODS SOLD                                          200
                                                                 ----
GROSS PROFIT                                                       33

TOTAL MAT EXPENSE                                                  22
AMORTIZATION EXPENSE                                               --
                                                                 ----
OPERATING INCOME                                                   11

EQUITY EARNINGS FROM AFFILIATES                                     5
INTEREST EXPENSE                                                   (7)
OTHER INCOME, NET                                                   1

REORGANIZATION ITEMS:
  Professional fees                                                (4)

                                                                 ----
INCOME BEFORE TAXES                                                 6
Income tax expense                                                  1
                                                                 ----
NET INCOME                                                       $  5
                                                                 ====

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
          STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                           AS OF FEBRUARY 28, 2005


                                                                   (Dollars in
                         ASSETS                                     millions)
                         ------                                    -----------

Cash                                                               $    61
Trade Receivables, net                                                 309
Inventories                                                            273
Other Current Assets                                                   100
                                                                   -------
TOTAL CURRENT ASSETS                                                   743
Property, Plant and Equipment, net                                     828
Investments in Affiliates                                              175
Intangible Assets, net                                                 113
Other Assets                                                           149
                                                                   -------
TOTAL ASSETS                                                       $ 2,008
                                                                   =======

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                   $   207
Short Term Debt                                                        300
Other Current Liabilities                                              220
                                                                   -------
TOTAL CURRENT LIABILITIES                                              727
Long-Term Debt                                                         276
Other Long-Term Liabilities                                            264
                                                                   -------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                          1,267
LIABILITIES SUBJECT TO COMPROMISE                                    2,179
SHAREHOLDERS' DEFICIT                                               (1,438)
                                                                   -------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                          $ 2,008
                                                                   =======

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)
                            (DOLLARS IN MILLIONS)



                                                                     MONTH
                                                                     ENDED
                                                                  FEBRUARY 28,
                                                                      2005
                                                                  ------------

NET CASH USED IN OPERATING ACTIVITIES:
  Net income                                                         $  5
  Depreciation and amortization                                        10
  Restructuring expenses and other unusual items                        1
  Changes in assets and liabilities:
    Trade receivables                                                  (9)
    Inventories                                                       (17)
    Accounts payable                                                    3
    Other assets and liabilities                                      (23)
                                                                     ----
  NET CASH USED BEFORE REORGANIZATION ITEMS                           (30)
  OPERATING CASH FLOWS - REORGANIZATION ITEMS:
    Professional services fees                                         (3)
                                                                     ----
      NET CASH USED IN REORGANIZATION ITEMS                            (3)
                                                                     ----
      NET CASH USED IN OPERATING ACTIVITIES                           (33)
                                                                     ====

NET CASH USED IN INVESTING ACTIVITIES:
  Property, plant and equipment purchases                              (4)
                                                                     ----
      NET CASH USED IN INVESTING ACTIVITIES                            (4)
                                                                     ====

NET CASH USED IN FINANCING ACTIVITIES:
  Net change in short-term debt obligations                            (5)
                                                                     ----
      NET CASH USED IN FINANCING ACTIVITIES                            (5)
                                                                     ====

NET DECREASE IN CASH AND CASH EQUIVALENTS                             (42)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        103
                                                                     ----
CASH AND CASH EQUIVALENTS, END OF PERIOD                             $ 61
                                                                     ====

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
             STATEMENT OF CONSOLIDATIONS OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)


                                                                    MONTH
                                                                    ENDED
                                                                 FEBRUARY 28,
                                                                    2005
                                                                 -----------

TOTAL NET SALES                                                     $190
TOTAL COST OF GOODS SOLD                                             171
                                                                    ----
GROSS PROFIT                                                          19

TOTAL MAT EXPENSE                                                     17

                                                                    ----
OPERATING INCOME                                                       2

EQUITY INCOME FROM AFFILIATES                                          6
INTEREST EXPENSE, NET                                                 (5)
OTHER INCOME, NET                                                      2

REORGANIZATION ITEMS:
  Professional fees                                                   (4)

                                                                    ----
INCOME BEFORE TAXES                                                    1
Income Taxes                                                          --
                                                                    ----
NET INCOME                                                          $  1
                                                                    ====

See Accompanying Notes to Consolidated Financial Statements

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
          STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                           AS OF FEBRUARY 28, 2005

                                                                  (Dollars in
                                ASSETS                             millions)
                                ------                            -----------
Cash                                                                $    11
Trade Receivables, net                                                  169
Account Receivables-Unconsolidated Subsidiaries                          51
Inventories                                                             171
Other Current Assets                                                     56
                                                                    -------
TOTAL CURRENT ASSETS                                                    458
Property, Plant and Equipment, net                                      693
Investments in SubsidIaries and Affiliates                              498
Intangible Assets, net                                                  101
Other Assets                                                             97
                                                                    -------
TOTAL ASSETS                                                        $ 1,847
                                                                    =======

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                    $   178
Short Term Debt                                                         300
Other Current Liabilities                                               136
                                                                    -------
TOTAL CURRENT LIABILITIES                                               614
Other Long-Term Liabilities                                             212
                                                                    -------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                             826
LIABILITIES SUBJECT TO COMPROMISE                                     2,291
SHAREHOLDERS' DEFICIT                                                (1,270)
                                                                    -------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                           $ 1,847
                                                                    =======

See Accompanying Notes to Consolidated Financial Statements

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialties such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc.). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "spinoff"). As a result of the spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet by reducing indebtedness to appropriate levels, to streamline operations and reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern, and to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain postretirement benefits and liabilities under operating contracts, all of which were assumed at the time of the spinoff of Solutia from Pharmacia (collectively "legacy liabilities"). These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs have been an obstacle to Solutia's financial stability and success. While Solutia believes it will be able to significantly reduce the legacy liabilities through the bankruptcy process, there can be no certainty that it will be successful in doing so.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, all orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the bankruptcy court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the bankruptcy court.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to order of the bankruptcy court. November 30, 2004 was the last date by which holders of pre-filing date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         In order to exit Chapter 11 successfully, Solutia must propose and obtain confirmation by the bankruptcy court of a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code. As provided by the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The bankruptcy court has subsequently approved several extensions of the exclusivity period, the most recent of which is set to expire on July 11, 2005. No assurance can be given that any future extension requests will be granted by the bankruptcy court. Moreover, although Solutia expects to file a plan of reorganization that provides for Solutia's emergence from bankruptcy as a going concern, there can be no assurance that a plan of reorganization will be confirmed by the bankruptcy court or that any such plan will be implemented successfully.

         Solutia believes that its plan of reorganization will result in cancellation of its existing shares of common stock, as well as options and warrants to purchase its common stock, and that it is unlikely that holders of Solutia's common stock, including options and warrants to purchase Solutia's common stock, will receive any consideration for that stock or those options and warrants in such a plan of reorganization. Solutia is unable to estimate what recovery such a plan of reorganization will provide to holders of Solutia's outstanding debt securities. While Solutia filed for Chapter 11 in part to gain relief from the legacy liabilities it was required to assume when it was spun off from Pharmacia, the extent to which such relief will be achieved is uncertain at this time. It is also possible that pursuant to a plan of reorganization Solutia will agree to retain a portion of the legacy liabilities.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the statement of consolidated financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At February 28, 2005, total liquidity for the Solutia Group was approximately $194 million, consisting of $61 million of cash and DIP facility availability of $133 million. At February 28, 2005, total liquidity for the Solutia Chapter 11 Debtors was approximately $144 million, consisting of $11 million of cash and DIP facility availability of $133 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2004 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2005.

                                               SOLUTIA INC., ET. AL.,
                                   Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                              (Debtors in Possession)

                                             SOLUTIA CHAPTER 11 DEBTORS
                       SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                            MONTH ENDED FEBRUARY 28, 2005



                                                PRE-PETITION               POSTPETITION                  TOTAL
                                                   AMOUNT                     AMOUNT                     AMOUNT
                                                -----------                -------------              -------------
1.     GROSS SALARIES AND WAGES                          --                41,437,391.26              41,437,391.26

2.     PAYROLL TAXES WITHHELD                            --                12,563,153.18              12,563,153.18

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                  --                 3,582,154.31               3,582,154.31

4.     GROSS TAXABLE SALES                               --                 1,028,116.03               1,028,116.03

5.     SALES TAXES COLLECTED / USE TAX PAID              --                   325,937.75                 325,937.75

6.     PROPERTY TAXES PAID                       662,818.37*                  580,410.24               1,243,228.61

7.     OTHER TAXES PAID                                  --                    34,314.00                  34,314.00

* The pre-petition property taxes were paid to St. Clair County Tax Collector (Krummrich Plant) per a court approved stipulation between Solutia Inc. and the County tax collector. Solutia agreed to pay taxes in two equal installments, plus simple interest at a rate of 6% per year. This was the first of two installments.

                                                     SOLUTIA INC., ET. AL.,
                                         Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                    (Debtors in Possession)

                                                   SOLUTIA CHAPTER 11 DEBTORS
                             SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                  MONTH ENDED FEBRUARY 28, 2005

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                               PRE-PETITION     POST-PETITION        TOTAL                                ITEM
          DEBTOR ENTITY             DATE          AMOUNT            AMOUNT           AMOUNT      TYPE OF TAX             NUMBER
--------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.                      02/01/05          --         9,404,007.12       9,404,007.12   Employee Payroll Taxes    2
Solutia Inc.                      02/02/05          --           287,950.16         287,950.16   Employee Payroll Taxes    2
Solutia Inc.                      02/03/05          --           220,087.08         220,087.08   Employee Payroll Taxes    2
Solutia Inc.                      02/04/05          --           153,312.13         153,312.13   Employee Payroll Taxes    2
Solutia Inc.                      02/07/05          --             4,800.25           4,800.25   Employee Payroll Taxes    2
Solutia Inc.                      02/08/05          --             8,351.93           8,351.93   Employee Payroll Taxes    2
Solutia Inc.                      02/09/05          --           180,979.72         180,979.72   Employee Payroll Taxes    2
Solutia Inc.                      02/10/05          --           156,490.11         156,490.11   Employee Payroll Taxes    2
Solutia Inc.                      02/11/05          --           156,472.49         156,472.49   Employee Payroll Taxes    2
Solutia Inc.                      02/14/05          --               176.01             176.01   Employee Payroll Taxes    2
Solutia Inc.                      02/15/05          --           (11,466.39)        (11,466.39)  Employee Payroll Taxes    2
Solutia Inc.                      02/16/05          --            98,649.78          98,649.78   Employee Payroll Taxes    2
Solutia Inc.                      02/17/05          --           241,428.39         241,428.39   Employee Payroll Taxes    2
Solutia Inc.                      02/18/05          --           154,159.36         154,159.36   Employee Payroll Taxes    2
Solutia Inc.                      02/22/05          --               521.20             521.20   Employee Payroll Taxes    2
Solutia Inc.                      02/23/05          --            91,922.10          91,922.10   Employee Payroll Taxes    2
Solutia Inc.                      02/24/05          --           120,527.52         120,527.52   Employee Payroll Taxes    2
Solutia Inc.                      02/25/05          --           157,467.34         157,467.34   Employee Payroll Taxes    2
Solutia Inc.                      02/28/05          --         1,529,832.23       1,529,832.23   Employee Payroll Taxes    2
Solutia Inc.                      02/01/05          --         1,683,195.25       1,683,195.25   Employer Payroll Taxes    3
Solutia Inc.                      02/02/05          --            39,243.97          39,243.97   Employer Payroll Taxes    3
Solutia Inc.                      02/03/05          --            70,709.19          70,709.19   Employer Payroll Taxes    3
Solutia Inc.                      02/04/05          --            37,144.99          37,144.99   Employer Payroll Taxes    3
Solutia Inc.                      02/07/05          --             1,132.88           1,132.88   Employer Payroll Taxes    3
Solutia Inc.                      02/08/05          --             1,793.94           1,793.94   Employer Payroll Taxes    3
Solutia Inc.                      02/09/05          --            39,272.88          39,272.88   Employer Payroll Taxes    3
Solutia Inc.                      02/10/05          --            41,009.80          41,009.80   Employer Payroll Taxes    3
Solutia Inc.                      02/11/05          --            36,627.19          36,627.19   Employer Payroll Taxes    3
Solutia Inc.                      02/14/05          --                79.19              79.19   Employer Payroll Taxes    3
Solutia Inc.                      02/15/05          --           378,346.92         378,346.92   Employer Payroll Taxes    3
Solutia Inc.                      02/16/05          --            28,031.33          28,031.33   Employer Payroll Taxes    3
Solutia Inc.                      02/17/05          --            74,286.67          74,286.67   Employer Payroll Taxes    3
Solutia Inc.                      02/18/05          --            36,036.78          36,036.78   Employer Payroll Taxes    3
Solutia Inc.                      02/22/05          --               236.25             236.25   Employer Payroll Taxes    3
Solutia Inc.                      02/23/05          --            26,840.07          26,840.07   Employer Payroll Taxes    3
Solutia Inc.                      02/24/05          --            28,483.52          28,483.52   Employer Payroll Taxes    3
Solutia Inc.                      02/25/05          --            37,164.18          37,164.18   Employer Payroll Taxes    3
Solutia Inc.                      02/28/05          --           535,055.81         535,055.81   Employer Payroll Taxes    3
Solutia Inc.                      02/15/05          --             5,189.64           5,189.64   Sales & Use               5
Solutia Inc.                      02/17/05          --            35,848.45          35,848.45   Sales & Use               5
Solutia Inc.                      02/18/05          --           202,425.08         202,425.08   Sales & Use               5
CP Films Inc.                     02/28/05          --            77,800.42          77,800.42   Sales                     5
CP Films Inc.                     02/28/05          --             4,674.16           4,674.16   Use                       5
Solutia Inc.                      02/25/04          --            20,604.40          20,604.40   Property Tax              6
Axio Research Inc.                02/08/05          --                99.98              99.98   Property Tax              6
Solutia Inc.                      02/09/05          --           550,556.24         550,556.24   Property Tax              6
Solutia Inc.                      02/10/05          --               318.59             318.59   Property Tax              6


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
                                                     SOLUTIA INC., ET. AL.,
                                         Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                    (Debtors in Possession)

                                                   SOLUTIA CHAPTER 11 DEBTORS
                             SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                  MONTH ENDED FEBRUARY 28, 2005

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                               PRE-PETITION     POST-PETITION        TOTAL                                ITEM
          DEBTOR ENTITY             DATE          AMOUNT            AMOUNT           AMOUNT      TYPE OF TAX             NUMBER
--------------------------------------------------------------------------------------------------------------------------------

Solutia Inc.                      02/11/05      662,818.37               --         662,818.37   Property Tax              6
Solutia Inc.                      02/14/05              --         2,909.03           2,909.03   Property Tax              6
Solutia Inc.                      02/24/05              --         1,246.00           1,246.00   Property Tax              6
Solutia Inc.                      02/28/05              --         4,676.00           4,676.00   Property Tax              6
Solutia Inc.                      02/18/05              --        33,520.00          33,520.00   Other Franchise           7
Monchem International, Inc.       02/18/05              --            60.00              60.00   Other Franchise           7
Solutia Overseas, Inc.            02/18/05              --            60.00              60.00   Other Franchise           7
Solutia Taiwan, Inc.              02/18/05              --            60.00              60.00   Other Franchise           7
Monchem Inc.                      02/18/05              --            60.00              60.00   Other Franchise           7
Solutia Systems, Inc.             02/18/05              --            60.00              60.00   Other Franchise           7
Solutia InterAmerica, Inc.        02/18/05              --            60.00              60.00   Other Franchise           7
Solutia Greater China, Inc.       02/18/05              --            60.00              60.00   Other Franchise           7
Solutia Management Company, Inc.  02/18/05              --           138.00             138.00   Other Franchise           7
Solutia Inc.                      02/28/05              --           236.00             236.00   Environmental Fees        7

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